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Item 77 H Insert for:
Scudder Advisor Funds - N-SAR


FUND CODE/NAME:     822/SCUDDER PRESERVATIONPLUS INCOME-INV

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

            19176-0     CHARLES SCHWAB & CO                     						          60,707,483.8140
                        OMNIBUS ACCOUNT REINVEST
                        ATTN: MUTUAL FUND ACCT MGMT TEAM                                                               38.36 %
                        101 MONTEGOMERY STREET
                        333-8
                        SAN FRANCISCO CA  94104


0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                  19,472
                                 TOTAL NUMBER OF SHARES FOR FUND               :        158,277,079.2920

FUND CODE/NAME:     471/SCUDDER SMALL CAP GROWTH FD-A

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                   3,191
                                 TOTAL NUMBER OF SHARES FOR FUND               :          1,859,507.1750
FUND CODE/NAME:     808/SCUDDER MID CAP GROWTH FD-INV

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                     719
                                 TOTAL NUMBER OF SHARES FOR FUND               :          2,867,532.8620
FUND CODE/NAME:     822/SCUDDER PRESERVATIONPLUS INCOME-INV

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

            19176-0     CHARLES SCHWAB & CO                     						          60,707,483.8140
                        OMNIBUS ACCOUNT REINVEST
                        ATTN: MUTUAL FUND ACCT MGMT TEAM                                                               38.36 %
                        101 MONTEGOMERY STREET
                        333-8
                        SAN FRANCISCO CA  94104


0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                  19,472
                                 TOTAL NUMBER OF SHARES FOR FUND               :        158,277,079.2920

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